December 2, 2015

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

Supplement to Prospectus

dated April 1, 2015

The following changes will take effect on January 1, 2016

The following will replace the second paragraph in the sections entitled "Fund Summary—Principal Investment Strategy" and "Fund Details—Goal and Approach":

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes.  The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

The following will replace the third paragraph in the section entitled "Fund Summary—Principal Investment Strategy":

Although the fund seeks to provide income exempt from federal and California state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The following will replace the fifth paragraph in the section entitled "Fund Details—Goal and Approach":

Although the fund seeks to provide income exempt from federal and California state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.  The fund also may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes acceptable California municipal obligations are not available for investment.  During such periods, the fund may not achieve its investment objective.  In addition, a portion of the fund's assets may be invested in short-term, high quality municipal obligations that do not pay income that is exempt from California state income taxes.

The following will replace the section entitled "Fund Summary—Tax Information":

The fund anticipates that dividends paid by the fund generally will be exempt from federal and California state personal income taxes.  However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

First Republic Bank

The following will replace the third paragraph of the section entitled "Shareholder Guide—Distributions and Taxes":

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal personal income taxes.  However, for federal tax purposes, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.  In addition, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.  For California personal income tax purposes, distributions derived from interest on municipal securities of California and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax.  Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

First Republic Bank